CMA


CMA MASSACHUSETTS
MUNICIPAL MONEY FUND


Semi-Annual Report

















September 30, 1996


MERRILL LYNCH BULL LOGO



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA Massachusetts
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper


TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 1996, CMA Massachusetts Municipal Money Fund paid shareholders a net annualized yield of 2.77%*. As of September 30, 1996, the Fund's 7-day yield was 3.00%.

The Environment
Although the US stock and bond markets rallied late in the six-month period ended September 30, 1996, much of the period was marked by volatility in the capital markets. The US economy demonstrated surprising resilience during the first half of the year. As a result, when economic data releases appeared to indicate that the US economy was expanding at a stronger-than-expected (and potentially inflationary) rate, investors focused on the increasing possibility of monetary policy tightening by the Federal Reserve Board. During these periods, stock prices declined and long-term interest rates moved higher. However, with inflationary pressures still under control, the US central bank did not tighten monetary policy at its September 24 meeting. This development, coupled with several economic data releases that showed growth was at or below expectations, helped to assuage investors' concerns about an overheating economy. Stock and bond prices improved, with stock market averages reaching historic high levels.

The shifts in perceptions were exemplified by investors' reactions to the release of recent employment reports. Inflationary concerns were heightened in early July with the release of a stronger-than-expected employment report for June. However, more subdued job growth and decelerating hourly wage gains were subsequently reported for the month of July. Although the employment report for August showed that unemployment had dropped to its lowest level since 1989, these results were generally in line with expectations, and were received favorably by investors. The greatest boost in investor confidence occurred in early October with the release of September's employment report, which showed a slight increase in unemployment.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Investors will continue to monitor economic data releases to determine the probable direction of the US economy. The outcome of the upcoming November election will also increasingly influence investor psychology in the weeks ahead.

Investment Outlook and Strategy
During the six-month period ended September 30, 1996, economic activity in the Commonwealth of Massachusetts began to improve as weather conditions got better and investor confidence increased from the March period. Strong growth became apparent in both business and health services, helping push forward improvements in the housing sector. In addition, the prolonged slowdown in the manufacturing industry abated, contributing to the Commonwealth's solid economic base. The Commonwealth's economy continued to retain diverse sources of strength and generate high personal incomes. These economic conditions allowed Massachusetts to maintain seasonally adjusted unemployment rates below the national average during the September period.

Positive economic growth during fiscal year 1996 enabled Massachusetts to end its fiscal year on a solid note, with preliminary tax revenue collections totaling $12 billion, or 4.7% above estimates, and 8% above the previous fiscal year. These impressive results allowed Governor Weld to top off the Commonwealth's "rainy-day" fund at $543 million and provide a $234 million tax cut in the form of a 52% increase in the personal exemption on taxpayers' 1996 tax returns.

In addition, Massachusetts continued its steady stream of revenues into fiscal year 1997. Total revenues for the first three months amounted to $2.9 billion, or 2.6% above the comparable period for fiscal year 1996, which is on target with budget estimates. This strong tax revenue stream allowed Massachusetts to avoid borrowing additional money in the short-term municipal market to finance daily operations. Its only issue during the period was the reissuance of its annual temporary notes of $240 million in June. The increase of sales tax revenue assisted the Commonwealth in supporting its various municipalities and allowed them to maintain moderate borrowing levels totaling $855 million for the September period.

CMA Massachusetts Municipal Money Fund began the six-month period ended September 30, 1996 with an average portfolio maturity in the 55-day range, while preparing to meet tax-related redemptions in April. Once these redemptions ended, we selectively began to purchase attractively priced, longer-term municipal notes extending the average portfolio maturity to the 65-day range. This extension helped to stabilize the Fund's yield as supply imbalances in the months of June and July adversely affected yields on variable rate demand notes, especially in Massachusetts where yields are usually below national levels. This strategy benefited the Fund since we were selective in our purchases which prevented an adverse effect on the Fund's yield as market interest rates rose. Despite strong employment data reports, inflationary data remained favorable during the September period. As it became clearer during the period that the Federal Reserve Board might hold interest rates steady with the Federal Funds rate at 5.25%, and other economic data started to suggest a slower pattern of growth, we began taking advantage of an increase in yields and extended the average portfolio maturity into the 70-day range. This strategy should benefit the Fund as other investors scramble to avoid a sharp decline in yields on variable rate notes in the upcoming period.

In the months ahead, we will continue to monitor economic data as well as the Federal Reserve Board's intentions regarding monetary policy. As conditions warrant, we will continue to use an aggressive approach as the market prepares for a period of technical strength in the early part of 1997. The Fund's average portfolio maturity is expected to be maintained in the 70-day range unless economic data suggests that inflation is about to increase or the Federal Reserve Board changes its monetary stance to a bias toward tightening. We continue to look for opportunities to diversify and closely monitor credit quality, while seeking to offer an attractive tax-exempt yield for shareholders.

In Conclusion
We thank you for your support of CMA Massachusetts Municipal Money Fund, and we look forward to serving your investment needs in the future.

Sincerely,





(Arthur Zeikel)
Arthur Zeikel
President

(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President





(Kevin A. Schiatta)
Kevin A. Schiatta
Vice President and Portfolio Manager


October 29, 1996




Portfolio Abbreviations for CMA Massachusetts Municipal Money Fund

AMT    Alternative Minimum Tax (subject to)
BAN    Bond Anticipation Notes
CP     Commercial Paper
GO     General Obligation Bonds
HFA    Housing Finance Agency
M/F    Multi-Family
PCR    Pollution Control Revenue Bonds
RAN    Revenue Anticipation Notes
SAAN   Student Aid Anticipation Notes
UT     Unlimited Tax
VRDN   Variable Rate Demand Notes


CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996                                                          (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Massachusetts--    $  3,046   Bellingham, Massachusetts, BAN, 4% due 12/17/1996 (d)                             $  3,048
102.3%                5,000   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, VRDN,
                              3.90% due 11/01/2019 (a) (c)                                                         5,000
                      2,000   Bridgewater, Massachusetts, BAN, Series B, 4% due 11/19/1996                         2,001
                      2,000   Clipper Tax-Exempt Trust 1994-2, Massachusetts, VRDN, Class A, 3.79%
                              due 10/17/2002 (a)                                                                   2,000
                      2,050   Danvers, Massachusetts, BAN, 4% due 7/18/1997 (d)                                    2,050
                      6,000   East Bridgewater, Massachusetts, BAN, UT, 3.80% due 12/20/1996                       6,001
                      3,800   Fitchburg, Massachusetts, RAN, 4.50% due 6/30/1997                                   3,811
                      1,025   Greater Attleboro--Taunton Regional Transportation Authority,
                              Massachusetts, RAN, 4.50% due 8/15/1997 (d)                                          1,029
                              Haverhill, Massachusetts, BAN (d):
                      3,285     4.11% due 4/25/1997                                                                3,286
                      6,000     4.50% due 4/25/1997                                                                6,015
                      9,000   Lowell, Massachusetts, BAN, 4% due 2/28/1997                                         9,011
                      6,750   Lynn, Massachusetts, Water and Sewer Commission, BAN, Series A, 4.50%
                              due 10/11/1996                                                                       6,750
                      5,000   Malden, Massachusetts, BAN, 4% due 6/03/1997 (d)                                     5,008
                              Massachusetts State, GO, VRDN (a):
                      9,700     3.95% due 2/01/2011                                                                9,700
                      5,000     3.90% due 8/01/2014 (c)                                                            5,000
                      2,000     Refunding, Series A, 3.96% due 2/01/2006 (b)                                       2,000
                      3,000   Massachusetts State, HFA, Housing Revenue Bonds, Series 50, 3.70%
                              due 6/02/1997                                                                        3,000
                      4,000   Massachusetts State, HFA, M/F Housing Project, Refunding, VRDN, Series A,
                              3.70% due 1/15/2010 (a) (e)                                                          4,000
                              Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
                      9,000     (Boston University), CP, Series H, 3.50% due 10/17/1996                            9,000
                        400     (Capital Asset Program), VRDN, Series B, 3.90% due 7/01/2005 (a)                     400
                      5,200     (Capital Asset Program), VRDN, Series D, 3.90% due 1/01/2035 (a) (c)               5,200
                      1,300   Massachusetts State Industrial Finance Agency, Cultural, Health and
                              Educational Revenue Bonds (Berkshire Project), VRDN, 3.60% due 9/01/2020 (a)         1,300
                      3,900   Massachusetts State Industrial Finance Agency, Health Care Facility
                              Revenue Bonds (Beverly Enterprises, Inc.), VRDN, 3.90% due 4/01/2009 (a)             3,900
                              Massachusetts State Industrial Finance Agency, Industrial Revenue Bonds,
                              VRDN (a):
                      3,570     (AFC Cable Systems Inc.), AMT, 3.70% due 7/01/2016                                 3,570
                      4,100     (Foilmark Manufacturing), AMT, Series A, 3.75% due 6/01/2010                       4,100
                      4,200     (Gem Group Inc.), AMT, 3.60% due 7/01/2016                                         4,200
                      2,500     (KMS Companies), AMT, 3.85% due 5/01/2016                                          2,500
                      1,100     (Nutramax Products Inc.), AMT, Series A, 3.85% due 5/01/2016                       1,100
                      1,000     (Nutramax Products Inc.), AMT, Series B, 3.85% due 5/01/2016                       1,000
                      1,615     Refunding (Easy Day Realty Trust Project), Series A, 3.50% due 7/01/2006           1,615
                      3,350     (Telcom USA Inc.), AMT, 3.70% due 8/01/2016                                        3,350
                      5,205     (ZBR Limited Partnership), AMT, 3.70% due 4/15/2015                                5,205

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1996 (CONCLUDED)                                              (IN THOUSANDS)
                      Face                                                                                       Value
State                Amount                            Issue                                                   (Note 1a)
Massachusetts                 Massachusetts State Industrial Finance Agency, PCR:
(concluded)        $  4,000     (Holyoke Water & Power Company Project), VRDN, AMT, 3.80% due
                                12/01/2020 (a)                                                                  $  4,000
                      4,800     Refunding (New England Power Company Project), CP, 3.45% due
                                10/02/1996                                                                         4,800
                              Massachusetts State Industrial Finance Agency Revenue Bonds, VRDN (a):
                      5,000     (Edgewood Retirement Community Project), Series C, 3.85% due 11/15/2025            5,000
                      5,600     (Whitehead Institute--Biomedical Research), 3.25% due 7/01/2026                    5,600
                      4,500     (Williston Northampton Project), Series B, 3.65% due 4/01/2024                     4,500
                      1,500   Massachusetts State Industrial Finance Agency, Solid Waste Disposal
                              Revenue Bonds (E.L. Harvey and Sons), VRDN, AMT, 3.70% due 1/01/2011 (a)             1,500
                      8,300   Massachusetts State Port Authority, Revenue Refunding Bonds, VRDN, AMT,
                              Series B, 4% due 7/01/2018 (a)                                                       8,300
                      2,555   Massachusetts State Water Resources Authority, VRDN, Series SG-63,
                              3.90% due 8/01/2024 (a)                                                              2,555
                      5,600   New Bedford, Massachusetts, RAN, 4.50% due 6/30/1997                                 5,622
                      4,900   North Andover, Massachusetts, BAN, UT, 4% due 1/10/1997                              4,903
                        608   North Andover, Massachusetts, SAAN, 4.19% due 1/23/1997                                609
                      4,000   Southeastern Regional Transportation Authority, Massachusetts, RAN,
                              4.50% due 9/19/1997 (d)                                                              4,017
                      1,800   Springfield, Massachusetts, BAN, 4.25% due 2/14/1997                                 1,803
                      2,080   Webster, Massachusetts, SAAN, 3.75% due 12/06/1996 (d)                               2,081

                              Total Investments (Cost--$180,440*)--102.3%                                        180,440

                              Liabilities in Excess of Other Assets--(2.3%)                                       (4,005)
                                                                                                                --------
                              Net Assets--100.0%                                                                $176,435
                                                                                                                ========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at September 30, 1996.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)Bank Qualified.
(e)FNMA Collateralized.
  *Cost for Federal income tax purposes.


See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1996
Assets:
Investments, at value (identified cost--$180,440,466) (Note 1a)                                            $ 180,440,466
Cash                                                                                                             216,171
Interest receivable                                                                                            1,507,015
Prepaid registration fees and other assets (Note 1d)                                                              59,227
                                                                                                           -------------
Total assets                                                                                                 182,222,879
                                                                                                           -------------
Liabilities:
Payables:
 Securities purchased                                                                     $   5,600,000
 Investment adviser (Note 2)                                                                     76,028
 Distributor (Note 2)                                                                            45,739
 Beneficial interest redeemed                                                                        29        5,721,796
                                                                                          -------------
Accrued expenses and other liabilities                                                                            66,055
                                                                                                           -------------
Total liabilities                                                                                              5,787,851
                                                                                                           -------------
Net Assets                                                                                                 $ 176,435,028
                                                                                                           =============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares authorized                      $  17,645,348
Paid-in capital in excess of par                                                                             158,808,031
Accumulated realized capital losses--net (Note 4)                                                                (18,351)
                                                                                                           -------------
Net Assets--Equivalent to $1.00 per share based on 176,453,478 shares of beneficial
interest outstanding                                                                                       $ 176,435,028
                                                                                                           =============



See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1996
Investment Income (Note 1c):
Interest and amortization of premium earned                                                                $   3,300,083

Expenses:
Investment advisory fees (Note 2)                                                         $     466,796
Distribution fees (Note 2)                                                                      115,182
Transfer agent fees (Note 2)                                                                     26,570
Professional fees                                                                                26,477
Accounting services (Note 2)                                                                     24,741
Registration fees (Note 1d)                                                                      22,867
Printing and shareholder reports                                                                 12,863
Custodian fees                                                                                    8,315
Pricing fees                                                                                      2,097
Trustees' fees and expenses                                                                         907
Other                                                                                             1,343
                                                                                          -------------

Total expenses                                                                                                   708,158
                                                                                                           -------------
Investment income--net                                                                                         2,591,925
                                                                                                           -------------
Net Increase in Net Assets Resulting from Operations                                                       $   2,591,925
                                                                                                           =============



See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six        For the
                                                                                          Months Ended      Year Ended
Increase (Decrease) in Net Assets:                                                       Sept. 30, 1996   March 31, 1996
Operations:
Investment income--net                                                                    $   2,591,925    $   5,180,721
Realized loss on investments--net                                                                    --           (6,750)
                                                                                          -------------    -------------
Net increase in net assets resulting from operations                                          2,591,925        5,173,971
                                                                                          -------------    -------------
Dividends to Shareholders (Note 1e):
Investment income--net                                                                       (2,591,925)      (5,180,721)
                                                                                          -------------    -------------
Net decrease in net assets resulting from dividends to shareholders                          (2,591,925)      (5,180,721)
                                                                                          -------------    -------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                            334,305,885      659,752,882
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                     2,592,239        5,180,565
                                                                                          -------------    -------------
                                                                                            336,898,124      664,933,447
Cost of shares redeemed                                                                    (349,945,348)    (636,520,287)
                                                                                          -------------    -------------
Net increase (decrease) in net assets derived from beneficial interest transactions         (13,047,224)      28,413,160
                                                                                          -------------    -------------
Net Assets:
Total increase (decrease) in net assets                                                     (13,047,224)      28,406,410
Beginning of period                                                                         189,482,252      161,075,842
                                                                                          -------------    -------------
End of period                                                                             $ 176,435,028    $ 189,482,252
                                                                                          =============    =============


See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
                                                                       For the
The following per share data and ratios have been derived            Six Months
from information provided in the financial statements.                 Ended
                                                                    September 30,    For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                                 1996      1996      1995      1994       1993
Per Share Operating Performance:
Net asset value, beginning of period                                  $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      --------   --------  --------  --------   --------
Investment income--net                                                     .01        .03       .02       .02        .02
                                                                      --------   --------  --------  --------   --------
Total from investment operations                                           .01        .03       .02       .02        .02
                                                                      --------   --------  --------  --------   --------
Less dividends from investment income--net                                (.01)      (.03)     (.02)     (.02)      (.02)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of period                                        $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
Total Investment Return                                                  2.77%*     3.05%     2.46%     1.74%      2.20%
                                                                      ========   ========  ========  ========   ========
Ratios to Average Net Assets:
Expenses                                                                  .76%*      .76%      .76%      .78%       .78%
                                                                      ========   ========  ========  ========   ========
Investment income--net                                                   2.77%*     3.00%     2.43%     1.72%      2.15%
                                                                      ========   ========  ========  ========   ========
Supplemental Data:
Net assets, end of period (in thousands)                              $176,435   $189,482  $161,076  $150,804   $132,302
                                                                      ========   ========  ========  ========   ========

*Annualized.



See Notes to Financial Statements.


CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Massachusetts Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1996, the Fund had a net capital loss carryforward of approximately $18,000, of which $4,000 expires in 2001, $7,000 expires in 2002, and $7,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



CMA MASSACHUSETTS MUNICIPAL MONEY FUND

Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Donald C. Burke--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].